Exhibit 10.1

EXECUTION VERSION

$50,000,000 INCREMENTAL TERM LOAN FACILITY

INCREMENTAL ASSUMPTION AGREEMENT

dated as of September 22, 2014

among

AUXILIUM PHARMACEUTICALS, INC.,

as Borrower

SUBSIDIARIES OF THE BORROWER PARTY HERETO,

THE INCREMENTAL TERM LOAN LENDERS PARTY HERETO

and

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent

MORGAN STANLEY SENIOR FUNDING, INC.,

as Sole Lead Arranger and Bookrunner

INCREMENTAL ASSUMPTION AGREEMENT

THIS INCREMENTAL ASSUMPTION AGREEMENT (this “Agreement”), dated as of September 22, 2014, is made by and among AUXILIUM PHARMACEUTICALS, INC. (the “Borrower”), the subsidiaries of the Borrower listed on the signature pages hereto (the “Guarantors”; together with the Borrower, the “Loan Parties”), each of the undersigned banks and other financial institutions party hereto as lenders (in such capacity, the “Incremental Term Loan Lenders”) and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under, and as defined in, the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1)                                 The Borrower, the Administrative Agent and the Lenders from time to time party thereto are parties to that certain Credit Agreement, dated as of April 26, 2013 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement;

(2)                                 The Borrower has requested that the Incremental Term Loan Lenders collectively provide Incremental Term Loan Commitments hereunder, and make Incremental Term Loans pursuant thereto, in an aggregate principal amount of up to $50,000,000 (the “Incremental Term Loan Commitment”) on the Effective Date (as defined below), the proceeds of which will be used for the general corporate purposes (which may include the acquisition (including by merger, purchase, license or otherwise) of businesses, products, product rights or technologies) of the Borrower and each Incremental Term Loan Lender is prepared to make a portion of such Incremental Term Loan Commitment, and to provide a portion of the Incremental Term Loans pursuant thereto, in the respective amounts set forth on Schedule 1 hereto, in each case subject to the other terms and conditions set forth herein; and

(3)                                 The Loan Parties, the Incremental Term Loan Lenders and the Administrative Agent are entering into this Agreement in order to evidence such Incremental Term Loan Commitments and such Incremental Term Loans, which are to be made in the form of additional Term Loan Commitments under the Credit Agreement and additional Term Loans under the Credit Agreement, in accordance with Section 2.4 of the Credit Agreement.

SECTION 1.                            The Incremental Term Loans.  Pursuant to Section 2.4 of the Credit Agreement, and subject to the satisfaction of the conditions set forth in Section 4 hereof, on and as of the Effective Date:

(a)                                 Each Loan Party, the Administrative Agent and each Incremental Term Loan Lender, hereby agree that upon, and subject to, the occurrence of the Effective Date (as hereinafter defined), (i) such Incremental Term Loan Lender shall be deemed to be, and shall become, a “Term Lender”, an “Incremental Lender” and a “Lender” for all purposes of, and subject to all the obligations of a “Term Lender”, an “Incremental Lender” and a “Lender” under, the Credit Agreement and the other Loan

Documents, (ii) such Incremental Term Loan Lender shall have an Incremental Term Commitment that is equal to the amount set forth opposite such Incremental Term Loan Lender’s name under the heading “Incremental Term Loan Commitment” on Schedule 1 to this Agreement and (iii) such Incremental Term Loan Lender’s Incremental Term Loans shall be deemed to be Term Loans for all purposes under the Credit Agreement.  The Incremental Term Loan Lender’ Incremental Term Loan Commitments and Incremental Term Loans provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents.

(b)                             Each Incremental Term Loan Lender hereby agrees to make Incremental Term Loans to the Borrower on the Effective Date in a principal amount not to exceed its respective Incremental Term Loan Commitment (as determined after giving effect to this Agreement).

(c)                                  Each Incremental Term Loan Lender: (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any arranger or similar agent or any other Incremental Term Loan Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Agents by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents required to be performed by it as a Lender.

SECTION 2.                            Amendments to the Credit Agreement.  Pursuant to Section 2.4 and Section 10.1 of the Credit Agreement, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, effective on and as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

(a)         the aggregate principal amount of the Term Commitments shall be increased by up to $50,000,000;

(b)         for purposes of any calculation under the Credit Agreement (including without limitation calculation of amortization payments payable under Section 2.3 of the Credit Agreement) with respect to the portion of the Term Loans which are also Incremental Term Loans incurred pursuant to this Agreement, the “initial principal amount” of such Term Loans shall refer to the aggregate principal amount of such Incremental Term Loans as of the Effective Date; and

(c)          without limiting, and in addition to, any existing Term Loan Commitments immediately prior to the Effective Date, the Term Loan Commitments of each Incremental Term Loan Lender (as a Term Lender under the Credit Agreement) shall be equal to the respective amount set forth opposite such Incremental Term Loan Lender’s name under the heading “Total Incremental Term Loan Commitment” on Schedule 1 to this Agreement.

SECTION 3.                            Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Incremental Term Loan Lenders that:

(a)         Except as permitted under Section 7.3 of the Credit Agreement, each Group Member (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, to the extent such concept is recognized in its jurisdiction of incorporation, (ii) has the organizational power and authority and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, (iv) is in compliance with the terms of its Organizational Documents and (v) is in compliance with the terms of all Requirements of Law (including Health Care Laws) and all Governmental Authorizations, except in case of clauses (ii), (iii) and (v), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b)         (i)  Each Loan Party has the organizational power and authority, and the legal right, to make, deliver and perform this Agreement and each other Loan Document to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder, (ii) each Loan Party has taken all necessary organizational and other action to authorize the execution, delivery and performance of this Agreement and each other Loan Document to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement, (iii) subject to the Certain Funds Paragraph, no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Transactions or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except those actions specified on Schedule 6.15 of the Credit Agreement and except the filings referred to in Section 4.18 of the Credit Agreement which filings have been, or will be, obtained or made and are in full force and effect on or before the Closing Date, and all applicable waiting periods shall have expired, in each case without any action being taken by any Governmental Authority that would restrain, prevent or otherwise impose adverse conditions on the Transactions, other than any such consent, authorizations, filings and notices the absence of which could not reasonably be expected to have a Material Adverse Effect, (iv) this Agreement and each other Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto, (v) this Agreement and each other Loan Document constitutes a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law).

(c)          The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate (i) the Organizational Documents of any Loan Party, (ii) any Requirement of Law (including any Health Care Laws), Governmental Authorization or any Contractual Obligation of any Group Member and (iii) will not result in, or require, the creation or imposition of any Lien on any Group Member’s respective properties or revenues pursuant to its Organizational Documents, any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents and the Liens permitted under Sections 7.2(f) and (n) of the Credit Agreement), except for any violation set forth in clause (ii) or (iii) which could not reasonably be expected to have a Material Adverse Effect.

(d)         The representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

(e)          At the time of and immediately after the making of the Incremental Term Loans contemplated hereby and the application of the proceeds thereof, no Default or Event of Default shall have occurred and be continuing.

SECTION 4.                            Conditions to Effectiveness on Effective Date.  This Agreement, and the obligations of the Incremental Term Loan Lenders to make their respective Incremental Term Loan Commitments pursuant hereto, and to fund their respective Incremental Term Loans pursuant hereto, as specified in Section 1 hereof, shall become effective on and as of the first Business Day occurring on or before September 22, 2014 on which the following conditions shall have been satisfied or waived by each applicable party (the “Effective Date”):

(a)                                 the Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party, or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

(b)                                 the Administrative Agent shall have received a borrowing notice in respect of the Incremental Term Loans to be made pursuant hereto, completed and delivered in accordance with the terms of Section 2.2 of the Credit Agreement;

(c)                                  the Administrative Agent shall have received (i) a certificate of the secretary or assistant secretary on behalf of each Loan Party dated the Effective Date, certifying (A) that attached thereto is a true and complete copy of each Organizational Document of such Loan Party certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its organization, and (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of Borrower, the Borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect as of the date of such certificate, (ii) good standing certificates for each Loan Party for each jurisdiction in which such Loan Party is organized, and (iii) a solvency certificate substantially in the form of Exhibit J to the Credit Agreement dated the Effective Date and signed by the chief financial officer of the Borrower;

(d)                                 the Administrative Agent shall have received an executed legal opinion of Morgan, Lewis & Bockius LLP, New York counsel to the Borrower and its Subsidiaries, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent;

(e)                                  the representations and warranties contained in Section 3 of this Agreement, shall be true and correct in all material respects, on and as of the Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;

(f)                                   at the time of and immediately after giving effect to the making of the Incremental Term Loans contemplated hereby and the application of the proceeds thereof, no Default or Event of Default shall have occurred and be continuing;

(g)                                  the Incremental Term Loans are permitted to be incurred under Section 2.4 of the Credit Agreement and the Borrower and the other Loan Parties shall be in compliance with, and shall have satisfied, each of the conditions set forth in Section 2.4(b) of the Credit Agreement;

(h)                                 payment by the Borrower of all fees required to be paid to the Lenders on the Effective Date, including pursuant to that certain engagement letter, dated as of September 12, 2014, among the Borrower and the Administrative Agent, and all reasonable and documented out of pocket costs and expenses of the Administrative Agent in connection with this Agreement (including the reasonable and documented legal fees and expenses of Shearman & Sterling LLP as counsel to the Administrative Agent);

(i)                                     the Administrative Agent shall have received a certificate, dated as of the Effective Date, signed by a Responsible Officer of the Borrower certifying as to compliance with the conditions precedent set forth in clauses (e), (f) and (g) of this Section 4; and

(j)                                    the Administrative Agent shall have received all documentation and other information reasonably requested in writing at least five Business Days prior to the date hereof in order to allow the Incremental Term Loan Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act.

SECTION 5.                            Reference to and Effect on the Credit Agreement; Confirmation of Guarantors.

(a)         On and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.  This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(b)         Each Loan Document, after giving effect to this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Agreement, each reference in each of the Loan Documents (including the Guarantee and Collateral Agreement and the other Security Documents) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by, and after giving effect to, this Agreement.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations, including under the Loan Documents, as amended by, and after giving effect to, this Agreement, in each case subject to the terms thereof.

(c)          Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Guarantee and Collateral Agreement) and confirms that such liens and security interests continue to secure the Obligations, including under the Loan Documents, including, without limitation, all Obligations resulting from or incurred pursuant to the Incremental Term Loan Commitments made pursuant hereto, in each case subject to the terms thereof, and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to its respective Guarantee.

(e)          The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

SECTION 6.                            Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7.                            WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO

(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

SECTION 8.                            Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AUXILIUM PHARMACEUTICALS, INC.,
as Borrower

By:	/s/ Adrian Adams
Name:	Adrian Adams
Title:	CEO and President

ACTIENT HOLDINGS LLC

By:	/s/ Adrian Adams
Name:	Adrian Adams
Title:	President

ACTIENT PHARMACEUTICALS LLC

By:	/s/ Adrian Adams
Name:	Adrian Adams
Title:	President

ACTIENT THERAPEUTICS LLC

By:	/s/ Adrian Adams
Name:	Adrian Adams
Title:	President

SLATE PHARMACEUTICALS, INC.

By:	/s/ Adrian Adams
Name:	Adrian Adams
Title:	President

Signature Page to

Incremental Assumption Agreement

70 MAPLE AVENUE LLC

By:	/s/ Adrian Adams
Name:	Adrian Adams
Title:	President

TIMM MEDICAL HOLDINGS, LLC

By:	/s/ Adrian Adams
Name:	Adrian Adams
Title:	President

TIMM MEDICAL TECHNOLOGIES, INC.

By:	/s/ Adrian Adams
Name:	Adrian Adams
Title:	President

AUXILIUM INTERNATIONAL HOLDINGS, INC.

By:	/s/ James Englund
Name:	James Englund
Title:	President

AUXILIUM US HOLDINGS, LLC

By:	/s/ James Englund
Name:	James Englund
Title:	Presidend

Signature Page to

Incremental Assumption Agreement

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and an
Incremental Term Loan Lender

By:	/s/ Pramod Raju
Name:	Pramod Raju
Title:	Authorized Signatory

Signature Page to

Incremental Assumption Agreement

Schedule 1
Incremental Term Loan Commitments

Incremental Term Loan Lender	Incremental Term Loan Commitment	Commitment Percentage	Total Incremental Term Loan Commitment
Morgan Stanley Senior Funding, Inc.	$50,000,000	100%	$50,000,000
Total	$50,000,000	100%	$50,000,000

SCHEDULE 1